UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PLC Systems Inc.
(Name of Registrant as Specified In Its Charter)

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PLC SYSTEMS INC.
10 FORGE PARK
FRANKLIN, MA 02038

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 9, 2011

Dear PLC Systems Inc. Shareholders:

NOTICE IS HEREBY GIVEN that an annual meeting of shareholders of PLC Systems Inc. will be held at our offices located at 10 Forge Park, Franklin, MA 02038, on Thursday, June 9, 2011, at 10:00 a.m., Eastern time, for the purpose of considering and acting upon the following:

1.     To elect Kevin J. Dunn and Brent Norton, M.D. to serve as Class III directors;

2.     To approve the selection by the audit committee of our board of directors of McGladrey & Pullen, LLP as our registered public accounting firm for the fiscal year ending December 31, 2011 and to authorize the audit committee to fix the remuneration to be paid to McGladrey & Pullen, LLP; and

3.     To transact any other business that may properly be brought before the meeting or any adjournment thereof.

Our board of directors has fixed the close of business on April 20, 2011 as the record date to determine the shareholders of PLC Systems Inc. who are entitled to receive notice of, and to vote at, the meeting or any adjournment of the meeting.  Each holder of shares of our common stock on the record date will be entitled to one vote per share of common stock held on each matter properly brought before the meeting.  Our stock transfer books will remain open for the purchase and sale of our common stock.

The Proxy Statement accompanying this notice is deemed to be incorporated into and forms part of this notice.  The Company’s Board of Directors recommends that you vote “FOR” the two proposals.  Your vote is important, regardless of the number of shares of our common stock you own.

The accompanying proxy statement summarizes the items to be voted upon.  We encourage you to read the proxy statement in its entirety.

By Order of the Board of Directors,

Edward H. Pendergast
Chairman of the Board

Franklin, MA

April 22, 2011

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.  NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

PLC SYSTEMS INC.
10 FORGE PARK
FRANKLIN, MA 02038

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors and management of PLC Systems Inc. (which is referred to herein as PLC, the Company, we or us) for use at our annual meeting of shareholders (which we refer to as the meeting) to be held on Thursday, June 9, 2011, at 10:00 a.m., Eastern time, at our offices located at 10 Forge Park, Franklin, MA 02038, and at any adjournment of the meeting.

A notice of Internet availability of proxy materials related to the meeting is being mailed to shareholders on or about April 29, 2011.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any shareholder upon written or oral request to: PLC Systems Inc., Attention: Kendra Wisell-Ford, 10 Forge Park, Franklin, MA 02038, telephone: (508) 541-8800. Exhibits will be provided upon request and payment of an appropriate processing fee.

You should rely only on the information contained in this proxy statement in deciding how to vote. No one has been authorized to provide you with information that is different from that contained in this proxy statement. This proxy statement is dated April 22, 2011. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or a solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Proxies

All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be considered abstentions from votes on the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. Any proxy may be revoked by a shareholder of record at any time before it is exercised by delivering to our Secretary a duly executed proxy bearing a later date than the proxy being revoked or by voting in person at the meeting. Attendance at the meeting will not itself be deemed to revoke a proxy unless the shareholder of record gives affirmative notice at the meeting that the shareholder intends to revoke the proxy and vote in person.

Each shareholder may appoint an individual other than the individuals named in the enclosed proxy card as his or her proxy to attend and act on the shareholder’s behalf at the meeting by crossing out the names of the proxies that are currently listed and inserting the name of the replacement proxy in the blank space provided on the enclosed proxy card or by executing a proxy card similar to the enclosed form.

Voting Securities and Votes Required

On April 20, 2011, the record date for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of 30,351,092 shares of our common stock, no par value per share. Each share of common stock is entitled to one vote. Notice of the record date, as required by the Business Corporations Act of the Yukon Territory, which we refer to as Yukon law, was published in the Whitehorse Star newspaper on April 12, 2011.

Under our by-laws, two shareholders, or proxyholders representing two shareholders, holding not less than 10% of the outstanding shares of our common stock entitled to vote at the meeting, shall constitute a quorum with respect to that matter at the meeting. Shareholders of common stock present in person or represented by proxy (including shareholders who abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present. “Broker non-votes,” which are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter, will not be counted for purposes of determining whether a quorum is present.

The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required for the election of directors and the approval of the selection of McGladrey & Pullen, LLP as our registered public accounting firm for the fiscal year ending December 31, 2011.

Shares that abstain from voting on a particular matter or shares that are “broker non-votes” will not be voted in favor of any particular matter described in this proxy statement and will also not be counted as votes cast or shares voting on such matter.  Under a recent change in stock exchange rules that regulate voting by registered brokerage firms, brokers no longer have discretionary authority to vote on the election of directors without receiving specific voting instructions from the beneficial owner of such shares. As a result, abstentions and “broker non-votes” will have no effect on the voting on each matter described in this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently consists of five persons, divided into three classes serving staggered terms of three years. Currently there is one director in Class I (whose term expires at the 2013 Annual Meeting of Shareholders), two directors in Class II (whose terms expire at the 2012 Annual Meeting of Shareholders) and two directors in Class III (whose terms expire at this meeting). Robert I. Rudko, Ph.D., who was a Class I director, resigned as a member of our board effective March 11, 2011 following the sale of our transmyocardial revascularization business.  Two Class III directors are to be elected at the meeting.  If elected, each of Kevin J. Dunn and Brent Norton, M.D. will hold office until the 2014 Annual Meeting of Shareholders or until his successor has been duly elected and qualified.  No proxy may be voted for more people than the number of nominees set forth below.

In the event that any nominee for Class III director becomes unavailable or declines to serve as a director at the time of the meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current board of directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

Set forth below is the name of each member of the board of directors following the meeting (including the two nominees for election as Class III directors), his age, the date of the commencement of his term as a director, the positions and offices held by him, the class of director in which he currently serves, the expiration of his term as a director, his principal occupation and business experience during at least the past five years and the names of other publicly-held companies of which he has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our nominating and corporate governance committee and our board of directors to conclude that he should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in “Director Nomination Process,” below, that the committee expects of each director.

Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of April 20, 2011, appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Name	Age	Date First Became a Director	Position	Class	Expiration of Term at Annual Meeting
Edward H. Pendergast	77	09/24/92	Chairman of the Board	II	2012
Kevin J. Dunn	58	09/24/99	Director	III	2011
Benjamin L. Holmes	76	05/24/00	Director	II	2012
Brent Norton, M.D.	50	06/10/94	Director	III	2011
Mark R. Tauscher	58	12/17/99	Director, President and Chief Executive Officer	I	2013

Edward H. Pendergast has served as Chairman of the Board since October 1998 and as a director since September 1992. Mr. Pendergast also served as PLC’s interim President and Chief Executive Officer from September 1999 to December 1999 and Lead Outside Director from March 1995 to October 1998. In addition, Mr. Pendergast served as a director of PLC Medical Systems, Inc., a wholly owned subsidiary of PLC, from its incorporation in 1989 until 1991. Since April 2009, Mr. Pendergast has served as Managing Director of Dunn & Partners, LLC, an investment banking firm.  Since June 1989, Mr. Pendergast has served as the President of Pendergast & Company, a privately-held management consulting firm. He also currently serves on the board of directors of several private companies.  Mr. Pendergast received his M.S. degree in Taxation and his B.S. degree in Accounting from Bentley University and is a certified public accountant. Mr. Pendergast is on the faculty for the National Association of Corporate Directors’ Board Advisory Services where he educates boards on good governance and performs board evaluations, which expertise he brings to our board and in his role as Chairman of our board. Additionally, as a certified public accountant, past President of the Massachusetts Society of CPA’s, former National Director of Planning for a national accounting firm and former CEO of another regional accounting firm, he has extensive financial experience that enables him to be a valuable member of our audit committee.

Kevin J. Dunn has served as a director of PLC since September 1999.  Since April 2009, Mr. Dunn has served as Managing Partner of Dunn & Partners, LLC, an investment banking firm.  From January 2006 to April 2009, Mr. Dunn served as Vice Chairman, President and Chief Executive Officer of the U.S. operations of Canaccord Adams Inc., an investment banking firm.  From January 2005 to January 2006, Mr. Dunn served as President and Chief Executive Officer of Adams Harkness, an investment banking firm.  From September 2002 to January 2005, Mr. Dunn served as Managing Director of Adams Harkness. From June 1999 to June 2002, Mr. Dunn served as Senior Managing Director of SunTrust Robinson Humphrey. From 1984 to June 1999, Mr. Dunn served as Executive Vice President of Tucker Anthony Inc. Mr. Dunn received his M.B.A. degree from the University of Chicago Booth School of Business and his B.A. degree from Harvard College.  Mr. Dunn has extensive current and prior experience as a board member, having served in the past as a director on the boards of Canaccord Adams Inc., Adams Harkness Financial Group, SunTrust Robinson Humphrey and Tucker Anthony Incorporated and presently in the same capacity for the National Association of Corporate Directors (NE) and Massachusetts High Technology Council, Inc. With his extensive knowledge of the capital markets and accounting issues derived from his investment banking background, he is well suited to serve in his role as audit committee chairman and is invaluable to our Board’s discussions of the Company’s capital and liquidity needs.

Benjamin L. Holmes has served as a director of PLC since May 2000. Since December 1994, Mr. Holmes has served as President of The Holmes Company, a consulting firm that specializes in healthcare, specifically in the medical device industry. From 1985 to 1994, he served as General Manager and Vice President of Hewlett-Packard Medical Products Group. Currently, Mr. Holmes serves as a director of the UCLA

Foundation and St. Luke’s Wood River Medical Foundation.  Mr. Holmes received his M.B.A. degree from the University of Southern California and his B.S. degree in Applied Physics from the University of California Los Angeles. With his extensive experience in the medical device industry and prior service as a board member of Haemonetics Corporation, a publicly traded company, Mr. Holmes is well-positioned for his role as a director and compensation committee chairman.

Brent Norton, M.D., M.B.A, ICD.D: Dr. Norton has served as a director of PLC since June 1994. Dr. Norton is an accomplished leader in the Life Science industry with significant experience as a Founder, President, CEO and Director of several successful Life Science companies. Having completed his medical degree at McGill University, Dr. Norton subsequently obtained a Masters of Business Administration at the University of Western Ontario’s Richard Ivey School of Business and is a certified director from the Institute of Corporate Directors.  Dr. Norton has been an active member of various boards of directors, public and private, in both Canada and the US, and an active volunteer. He is currently a director of Novadaq Technologies Inc., a publicly-traded medical device company, which is the parent company of the purchaser of our transmyocardial revascularization, or TMR, business, which we sold in February 2011; Critical Outcomes Technologies, a publicly-traded company; an advisor to the Richard Ivey School of Business Healthcare MBA sector and the Ivey Center for Health Innovation and Leadership; a director the Ontario Bioscience Industry Organization, a private sector membership-based organization engaged in policy and government relations activities to enable the successful development and commercialization in Ontario of life science technology;  treasurer and director of the Osler Bluff Ski Club and governance chair and director of Young Presidents Organization, Ontario. Dr. Norton’s medical background and leadership experience, particularly as a chief executive officer of a publicly-traded medical device company, give him an appreciation for the business practices that are critical to the success of an emerging medical technology company such as ours.

Mark R. Tauscher has served as President, Chief Executive Officer and a director of PLC since December 1999. Mr. Tauscher has also served as President, Chief Executive Officer and a director of PLC Medical Systems, Inc. since January 2001. Prior to joining PLC, from November 1998 to December 1999, Mr. Tauscher served as Executive Vice President of Sales and Marketing at Quinton Instrument Company, a developer, manufacturer and marketer of cardiology products, medical devices and fitness equipment. From November 1996 to November 1998, Mr. Tauscher served as Division President of Marquette Medical Systems, Medical Supplies. From May 1994 to November 1996, Mr. Tauscher served as General Manager of Hewlett-Packard, Medical Supplies. Mr. Tauscher received his B.S. degree from Southern Illinois University.  With more than 30 years of medical industry experience and a unique inside perspective of the day-to-day operations of the Company, Mr. Tauscher is well positioned to lead our management team and provide essential insight and guidance to the board of directors.

Executive Officers

Kenneth J. Luppi, age 50, has served as Vice President of Operations of PLC Medical Systems, Inc. since September 1997.  Mr. Luppi served as Acting Vice President of Operations from May 1997 to September 1997.  Mr. Luppi was hired in August 1993 as PLC Medical Systems, Inc.’s Director of Service Operations.  Prior to joining PLC Medical Systems, Inc., Mr. Luppi was employed as National Service Manager of Candela Laser Corporation, a medical laser company.  Mr. Luppi received his B.S. degree in Biomedical Engineering from Boston University.

Vincent C. Puglisi, age 62, has served as Managing Director, International of PLC Medical Systems, Inc. since June 1998.  Mr. Puglisi served as Vice President, Corporate Sales from December 1997 to June 1998.  From January 1984 to June 1997, Mr. Puglisi was CEO and founder of Medrep Corp., a medical device sales and marketing consulting firm.  From July 1981 to November 1983, Mr. Puglisi served as Vice President, Sales and Marketing for Professional Disposables, Inc., a manufacturer of medical products.  From September 1975 to June 1981, Mr. Puglisi held several sales and management positions with the American Hospital Supply Corporation.  From June 1970 to August 1975, Mr. Puglisi served as an Officer in the U.S. Air Force with an honorable discharge at the rank of Captain.  Mr. Puglisi graduated from the U.S. Air Force Academy with a B.S. degree.

Mark R. Tauscher, see biography above.

James G. Thomasch, age 51, has served as Senior Vice President of Finance and Administration, Chief Financial Officer and Treasurer of PLC since November 1999. In addition, Mr. Thomasch has served as Chief

Financial Officer, Treasurer, Secretary and a director of PLC Medical Systems, Inc., since January 2001. From May 1996 to March 1999, Mr. Thomasch served as Division President and Chief Operating Officer of XRE Corporation, a subsidiary of Trex Medical Corporation, a medical device company. From October 1989 to May 1996, Mr. Thomasch served as Chief Financial Officer for both XRE Corporation and Angiographic Devices Corporation, a medical device company and affiliate of XRE Corporation. Mr. Thomasch received his B.S. degree in Management with an Accounting Concentration from The Carroll School of Management of Boston College. Mr. Thomasch is a certified public accountant.

Mr. Thomasch has notified the Company that he will be resigning from his executive officer positions effective May 2, 2011 and will be departing the Company the same day in order to accept a new job opportunity. PLC’s Corporate Controller, Karen Raus, is expected to temporarily assume the finance and administration duties previously handled by Mr. Thomasch upon his departure. Ms. Raus, age 45, has been PLC’s Corporate Controller since August 1996 and is a certified public accountant.

Each executive officer serves at the discretion of the board of directors and holds office until his successor is elected and qualified or until his earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Each person who has served as a director or executive officer during the fiscal year ended December 31, 2010 has no substantial interest, direct or indirect, in any matter to be acted upon at the meeting, other than the election of the Class III directors.

Corporate Governance

Our board of directors believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of our shareholders.  This section describes key practices that our board of directors has adopted.

Board Determination of Independence

Our common stock is currently quoted on the OTC Bulletin Board, or the OTCBB, and the Pink Sheets.  Since neither the OTCBB nor the Pink Sheets has its own rules for director independence, we use the definition of independence established by the NYSE Amex (formerly the American Stock Exchange).  Under applicable NYSE Amex rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that none of Messrs. Dunn, Holmes and Pendergast or Dr. Norton has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined by NYSE Amex rules.

Board Meetings and Attendance

Our board of directors held twelve meetings during the fiscal year ended December 31, 2010. Each director attended at least 75% of the meetings of the board of directors and of the committees on which he served held during his service on the board. We do not have a policy regarding director attendance at our annual meetings, although all of our directors attended the 2010 Annual Meeting of Shareholders.

Board Committees

Our board of directors has established four standing committees—audit, compensation, nominating and corporate governance and executive. Each of the audit, compensation and nominating and corporate governance committees operate under a charter that has been approved by the board of directors. Current copies of these charters are posted on the Corporate Governance section of our website at http://www.plcmed.com.

Our board of directors has determined that all of the members of the audit, compensation and nominating and corporate governance committees are independent as defined under NYSE Amex rules, including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act”.

Audit Committee

Our audit committee’s responsibilities include:

•      appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•      overseeing the work of our registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•      reviewing and discussing with management and our registered public accounting firm our annual and quarterly financial statements and related disclosures;

•      monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•      overseeing our internal audit function;

•      overseeing our risk management process;

•      establishing policies regarding hiring employees from our registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•      pre-approving all audit and non-audit services to be provided by our registered public accounting firm; and

•      preparing the audit committee report required by SEC rules (which is included in this proxy statement).

The members of our audit committee are Messrs. Dunn (chairman), Pendergast and Dr. Norton.  The board of directors has determined that Mr. Pendergast is an “audit committee financial expert” as defined by applicable SEC rules.  The audit committee met five times during 2010.

Compensation Committee

Our compensation committee’s responsibilities include:

•      annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

•      determining the compensation of our chief executive officer;

•      reviewing and approving, or making recommendations to the board of directors with respect to, the compensation of our other executive officers;

•      overseeing and administering our equity incentive plans; and

•      reviewing and making recommendations to the board of directors with respect to director compensation.

Annually, corporate goals and objectives deemed to be appropriate for the upcoming calendar year, as well as proposed compensation adjustments, if any, for the executive officers are proposed by our chief executive officer to the compensation committee. These goals and salary recommendations are reviewed, revised as necessary and then approved, first by the compensation committee and then by the entire board of directors. The compensation committee also annually reviews and approves director compensation changes, if any, subject to ratification by the board of directors.

To assist the compensation committee in discharging its responsibilities, the committee has in prior years, including 2009, retained Insight Performance Improvement, Inc., which we refer to as Insight, an independent human resources consulting firm, to assist in developing and implementing our executive compensation program.  Insight has provided comparative market data on compensation practices and programs based upon an analysis of comparable peer companies.  Insight has also advised the compensation committee on base salaries and bonus levels for executive officers.  In 2010, the compensation committee chose not to adjust the base salaries of any of our executive officers, nor to implement any company-wide bonus plan, and thus did not engage Insight to perform any related compensation benchmarking or market pay analysis.

To the extent permitted by applicable law and our 2005 Stock Incentive Plan, as amended, which we refer to as the 2005 Plan, our compensation committee may delegate to one or more of our executive officers the power to grant stock options to non-executive employees of PLC or any of our subsidiaries and to exercise such other powers under the 2005 Plan as the compensation committee may determine.  Pursuant to such authority, the compensation committee has delegated to our chief executive officer certain powers to grant stock options to non-executive new hires.

The members of our compensation committee are Mr. Holmes (chairman) and Dr. Norton. The compensation committee did not meet during 2010.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee’s responsibilities include:

•      identifying individuals qualified to become members of the board of directors;

•      recommending to the board of directors the persons to be nominated for election as directors and to each of the committees of the board of directors;

•      reviewing and making recommendations to the board of directors with respect to management succession planning; and

•      developing and recommending to the board of directors corporate governance principles.

The members of our nominating and corporate governance committee are Messrs. Pendergast (chairman), Dunn and Holmes. The nominating and corporate governance committee met once during 2010.

Executive Committee

Our executive committee considers corporate and other matters that arise between meetings of the board of directors, as necessary. The members of our executive committee are Messrs. Pendergast, Dunn and Tauscher. The executive committee did not meet during 2010.

Board Leadership Structure

Mr. Pendergast, an independent director within the meaning of NYSE Amex rules (see “Board Determination of Independence” above), serves as the chairman of the board of directors.  Mr. Pendergast’s duties as chairman include the following:

•                  chairing meetings of the full board and of the non-management or independent directors in executive session.

•                  meeting with any director who is not adequately performing his duties as a member of our board of directors or any committee.

•                  working with the chief executive officer to develop the agenda for each board meeting.

•                  determining the frequency and length of board meetings and recommending when special meetings of our board should be held.

•                  reviewing and, if appropriate, recommending action to be taken with respect to written communications from shareholders submitted to our board (see “Communicating with the Independent Directors” below).

Our board has separated the roles of chairman and chief executive officer because it believes that leadership structure offers the following benefits:

•                  increasing the independent oversight of PLC and enhancing our board’s objective evaluation of our chief executive officer.

•                  freeing the chief executive officer to focus on company operations instead of board administration.

•                  providing the chief executive officer with an experienced sounding board.

•                  providing greater opportunities for communication between shareholders and our board.

•                  enhancing the independent and objective assessment of risk by our board.

•                  providing an independent spokesman for our company.

Director Nomination Process

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to members of our board of directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and the board of directors.

In considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees, our nominating and corporate governance committee considers the following criteria:

•                  integrity;

•                  business acumen;

•                  knowledge of our business and industry;

•                  experience;

•                  diligence;

•                  conflicts of interest; and

•                  the ability to act in the interests of all shareholders.

The director biographies above indicate each nominee’s experience, qualifications, attributes and skills that led our nominating and corporate governance committee and our board of directors to conclude he should continue to serve as a director of PLC.  Our nominating and corporate governance committee and our board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our board as a whole.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our board of directors believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Our nominating and corporate governance committee does not have a formal policy with respect to diversity, but believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds.

Our nominating and corporate governance committee does not have a formal policy with regard to the consideration of director candidates recommended by shareholders. The board of directors does not believe a formal policy is necessary, as the nominating and corporate governance committee does consider director nominees recommended by shareholders. The names of any nominees should be addressed to the Nominating and Corporate Governance Committee, c/o Secretary, PLC Systems Inc., 10 Forge Park, Franklin, MA 02038.  No shareholder has submitted names of director nominees for consideration at the meeting.

Communicating with the Independent Directors

Our board of directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. The chairman of the board, with the assistance of our chief financial officer, is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the other directors as he considers appropriate.  In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Shareholders who wish to send communications on any topic to the board of directors should address such communications to Board of Directors, c/o Secretary, PLC Systems Inc., 10 Forge Park, Franklin, MA 02038.

Oversight of Risk

Our board of directors oversees our risk management processes directly and through its committees.  Our management is responsible for risk management on a day-to-day basis.  The role of our board of directors and its committees is to oversee the risk management activities of management.  They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.  In general, our board of directors oversees risk management activities relating to business strategy, acquisitions, capital structure and capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our compensation committee oversees risk management activities relating to our compensation policies and practices; and our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning.  Each committee reports to the full board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate.

Compensation of Directors

The compensation committee of our board of directors evaluates the compensation levels for all of our non-employee directors on an annual basis. Factors that the compensation committee considers in determining the appropriate level of compensation include, but are not limited to, the compensation paid to directors of other companies of a similar size in all industries, as determined by relative sales levels. The compensation committee makes a recommendation to the board of directors as to any proposed adjustments to director compensation and the board of directors votes as to whether to approve those recommendations.

The following table sets forth information with respect to the compensation, exclusive of reimbursed out-of-pocket expenses, received by our directors for their service during the fiscal year ended December 31, 2010:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1) (2)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)
Kevin J. Dunn	5,000	—	2,925	(3)	—	—	—	7,925
Benjamin L. Holmes	3,500	—	2,925	(3)	—	—	—	6,425
Brent Norton, M.D.	3,000	—	2,925	(3)	—	—	—	5,925
Edward H. Pendergast	7,500	—	5,850	(4)	—	—	—	13,350
Robert I. Rudko, Ph.D.	2,500	—	14,069	(5)	—	—	—	16,569
Mark R. Tauscher (6)	—	—	—		—	—	—	—
Louis Brenner (7)	—	—	—		—	—	—	—

(1)          The high and low trading prices of our common stock on the OTCBB during the 30-day period prior to June 18, 2010, the date of grant, were $0.18 and $0.12.

(2)          Amounts represent the aggregate grant date fair value of the stock option as of June 18, 2010, the option grant date.  See Note 6 to our Consolidated Financial Statements for the year ended December 31, 2010, which are contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 as filed with the SEC, regarding assumptions underlying the valuation of our equity awards.

(3)         As of December 31, 2010, each of Messrs. Dunn, Holmes and Dr. Norton held options to purchase an aggregate of 147,500 shares of our common stock.

(4)          As of December 31, 2010, Mr. Pendergast held options to purchase an aggregate of 340,000 shares of our common stock.

(5)          Dr. Rudko served on our board of directors until March 2011.  As of December 31, 2010, Dr. Rudko held options to purchase an aggregate of 351,731 shares of our common stock.

(6)          As an employee director, Mr. Tauscher, an executive officer of the company, is not eligible to receive either compensation or an annual stock grant for service in his capacity as director. Compensation received by Mr. Tauscher for his service as an employee is discussed below under the heading “Executive Compensation.”

(7)          Dr. Brenner served on our board of directors until June 2010.  As of December 31, 2010, Dr. Brenner held an option to purchase 15,000 shares of our common stock at an exercise price of $0.29 per share.

Each non-employee director (other than the chairman of the board) receives $1,000 for each board meeting he attends in person and $500 for each board meeting he participates by means of teleconference. The chairman of the board receives $1,500 for each board meeting that he attends in person and $750 for each board meeting he participates by teleconference. We reimburse our directors for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors and committees of the board of directors.

We also grant stock options to our non-employee directors. Pursuant to resolutions adopted by our board of directors on June 16, 2010, the board of directors voted unanimously to revise the policy regarding the annual grant of stock options to non-employee directors. Non-employee directors (other than the chairman of the board) will now receive an annual grant of an option to purchase 22,500 shares of the Company’s common stock, such option to vest in four equal quarterly installments. The chairman of the board will receive an annual grant of an option to purchase 45,000 shares of the Company’s common stock, such option to vest in four equal quarterly installments. The annual grants to non-employee directors are generally made on the date of the Company’s annual meeting of shareholders.  All such options will have an exercise price equal to the fair market value of the Company’s common stock on the date of grant.

Executive Compensation

Summary Compensation Table

The following table sets forth certain information concerning the compensation for each of the last two fiscal years of our chief executive officer and our two most highly compensated executive officers other than our chief executive officer.  We refer to these individuals as the named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mark R. Tauscher	2010	310,247	—	—	—	—	—	12,000	310,247
President, Chief Executive Officer and Director	2009	310,247	—	—	38,759	—	—	12,000	361,006

James G. Thomasch	2010	194,776		—	—	—	—	12,000	194,776
Senior Vice President of Finance and Administration, Chief Financial Officer and Treasurer	2009	194,776	—	—	27,384	—	—	12,000	234,160

Kenneth J. Luppi	2010	164,625	—	—	—	—	—	6,000	164,625
Vice President of Operations	2009	164,625	—	—	14,217	—	—	6,000	184,842

(1)          Amounts represent the aggregate grant date fair value of the stock option as granted during each applicable year.  See Note 6 to our Consolidated Financial Statements for the year ended December 31, 2010, which are contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 as filed with the SEC, regarding assumptions underlying the valuation of our equity awards.

(2)          Consists of a cash car allowance.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning stock options held by each of our named executive officers as of December 31, 2010.  We do not have any restricted stock outstanding.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date
(a)	(b)	(c)		(d)	(e)	(f)
Mark R. Tauscher	—	1,121,970	(1)	—	$0.24	06/02/14
James G. Thomasch	—	814,470	(1)	—	$0.24	06/02/14
Kenneth J. Luppi	—	463,560	(1)	—	$0.24	06/02/14

(1)                                  On April 21, 2009, our board of directors approved an option exchange program pursuant to which employees and directors at the time were offered the opportunity to exchange outstanding options to purchase shares of our common stock that had an exercise price of $0.30 or greater per share for new options to purchase shares of common stock. The exchange offer commenced on April 22, 2009 and expired on May 19, 2009.

Pursuant to the exchange offer, options previously held by our named executive officers were canceled in exchange for options to purchase shares of common stock at an exercise price of $0.24 per share, granted under our 2005 Stock Incentive Plan. These stock options provide for 1/3 of the underlying number of shares to vest on the one-year anniversary of the date of grant and an additional 1/12 of the underlying number of shares to vest at the end of each successive three-month period following the one-year anniversary of the date of grant.

Employment Contracts, Termination of Employment and Change in Control Arrangements

We have arrangements with our named executive officers to compensate them in the event of termination of employment or change in responsibilities following a change in control of PLC.

Tauscher Employment Agreement

We entered into an employment agreement with Mr. Tauscher in December 1999, which was amended in June 2008, providing for an annual base salary of not less than $250,000 and an annual bonus targeted at 50%

of his salary (however, his bonus may exceed this amount in certain circumstances) based upon the achievement of certain performance goals. This agreement also provides for the payment to Mr. Tauscher of 150% of the sum of his highest annualized base salary during the preceding three-year period and his previous calendar year’s bonus if Mr. Tauscher’s employment is terminated by us without cause or, within 12 months after a sale or change in control of PLC (including without limitation the approval of a liquidation or dissolution of PLC), by Mr. Tauscher following a reduction in his position, authority or responsibilities, a material reduction in salary or benefits or his relocation more than 100 miles from Franklin, MA.  If such a termination had occurred on December 31, 2010, Mr. Tauscher would have been entitled to receive payments equal to $465,371, a portion of which would have been payable upon termination and the remainder of which would have been payable in monthly installments thereafter through September 30, 2011.

Thomasch Employment Agreement

We entered into an employment agreement with Mr. Thomasch in November 1999, which was amended in June 2008, providing for an annual base salary of not less than $160,000 and an annual bonus of up to 40% of his salary based upon the achievement of certain performance goals. The agreement also provides for the payment to Mr. Thomasch of 100% of his highest annualized base salary plus bonus during the preceding three-year period plus the continuation of any other benefits available to Mr. Thomasch and his family on his last day of service for a period of 12 months if Mr. Thomasch’s employment is terminated by us without cause or, within 12 months after a sale or change in control of PLC (including without limitation the approval of a liquidation or dissolution of PLC), by Mr. Thomasch following a reduction in his position, authority or responsibilities, a material reduction in salary or benefits or his relocation more than 30 miles from Franklin, MA.  If such a termination had occurred on December 31, 2010, Mr. Thomasch would have been entitled to receive payments equal to $194,776, a portion of which would have been payable upon termination and the remainder of which would have been payable in monthly installments thereafter through September 30, 2011, and the continuation of benefits through December 31, 2011, which has an estimated value of $38,082. Mr. Thomasch has notified the Company that he will be resigning from his executive officer positions effective May 2, 2011 and will be departing the Company the same day in order to accept a new job opportunity.  Mr. Thomasch’s voluntary resignation and planned departure from the Company on May 2, 2011 will not trigger any compensation payments or benefits to him pursuant to the terms of his employment agreement.

Luppi Severance Arrangements

Pursuant to resolutions adopted by our board of directors on January 20, 2010, Kenneth J. Luppi, the Company’s Vice President of Operations, is entitled to receive payments equal to 26 weeks of base salary in the event that he is terminated for any reason without cause on or before July 20, 2011.

As of December 31, 2010, Mr. Luppi would have been entitled to receive bi-weekly severance payments, beginning on the next regularly scheduled payroll date immediately following his termination, totaling $82,313 in the event he were terminated within one year after the date of a change in control of PLC (including without limitation the approval of a liquidation or dissolution of PLC) or, assuming these resolutions were effective then, in the event of any termination without cause.

Compensation Committee Interlocks and Insider Participation

Benjamin L. Holmes and Brent Norton, M.D. served on our compensation committee during the last completed fiscal year.  During the last completed fiscal year, no executive officer of the Company served as (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a director of any other entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a Director of the Company. No person who served as a member of the Compensation Committee was, during the fiscal year ended December 31, 2010, an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure herein.

Report of the Compensation Committee of the Board of Directors

Our compensation committee reviewed and discussed the compensation discussion and analysis included in this proxy statement with management. Based on such review and discussion, the compensation committee recommended to our board of directors that the compensation discussion and analysis be included in this proxy statement for filing with the SEC.

By the compensation committee of the board of directors of PLC Systems Inc.

Benjamin L. Holmes, Chairman
Brent Norton, M.D.

Report of the Audit Committee of the Board of Directors

The audit committee has reviewed our audited financial statements for the fiscal year ended December 31, 2010 and has discussed these financial statements with our management and with McGladrey & Pullen, LLP, our registered public accounting firm for such fiscal year.

The audit committee has also discussed with McGladrey & Pullen, LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board, or the PCAOB, in Rule 3200T.  Statement on Auditing Standards No. 61 requires our registered public accounting firm to discuss with our audit committee, among other things, the following:

•                  methods to account for significant unusual transactions;

•                  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•                  the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•                  disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

McGladrey & Pullen, LLP also provided the audit committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with the audit committee concerning independence. The audit committee has discussed with McGladrey & Pullen, LLP its independence from us.

Based upon its discussions with management and McGladrey & Pullen, LLP and its review of the representations and information provided by management and McGladrey & Pullen, LLP, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010. Subject to approval by shareholders at the meeting, the audit committee has selected McGladrey & Pullen, LLP as our registered public accounting firm for 2011.

By the audit committee of the board of directors of PLC Systems Inc.

Kevin J. Dunn, Chairman
Brent Norton, M.D.
Edward H. Pendergast

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of April 20, 2011 certain information with respect to the beneficial ownership of our common stock by (i) each person known by us to own beneficially more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared under applicable law.  Unless otherwise indicated, the address of each person named in the table is c/o PLC Systems Inc., 10 Forge Park, Franklin, MA 02038.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% Shareholders:
Edwards Lifesciences Corporation (1) One Edwards Way Irvine, CA 92614	5,333,333	17.6%
Fred Kayne (2) c/o Fortune Financial 1800 Avenue of the Stars, Suite 310 Los Angeles, CA 90067	3,074,800	10.1%
Directors and Named Executive Officers:
Kevin J. Dunn (3)	152,500	*
Benjamin L. Holmes (4)	197,500	*
Kenneth J. Luppi (5)	314,107	1.0%
Brent Norton, M.D. (6)	147,500	*
Edward H. Pendergast (7)	402,492	1.3%
Mark R. Tauscher (8)	1,007,050	3.2%
James G. Thomasch (9)	544,982	1.8%
All directors and executive officers as a group (7 persons) (10)	2,766,131	8.5%

* Less than 1%.

(1)          Based solely on a Schedule 13D filed with the SEC on April 5, 2001, for which no amendments have been filed.

(2)          Based solely on a Schedule 13G filed with the SEC on February 11, 2003, for which no amendments have been filed, and includes 576,000 shares of common stock held by FF Industries, Inc., of which Mr. Kayne is the sole shareholder.

(3)          Includes 147,500 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 20, 2011.

(4)          Includes 147,500 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 20, 2011.

(5)          Includes 309,040 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 20, 2011.

(6)          Consists of 147,500 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 20, 2011.

(7)          Includes 340,000 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 20, 2011.

(8)          Includes 747,982 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 20, 2011.  Mr. Thomasch has notified the Company that he will be resigning from his executive officer positions effective May 2, 2011 and will be departing the Company the same day in order to accept a new job opportunity.

(9)          Includes 542,982 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 20, 2011.

(10)    Includes 2,382,504 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 20, 2011.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2010:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	5,529,130	$0.24	1,031,837	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	5,529,130	$0.24	1,031,837

(1)               Consists of the following equity compensation plans: (i) 2000 Employee Stock Purchase Plan, as amended (the “2000 ESPP”); (ii) 2000 Equity Incentive Plan; and (iii) 2005 Stock Incentive Plan.

(2)               Includes 294,461 shares issuable under the 2000 ESPP, including shares issuable in connection with the current offering period, which ends on May 31, 2011.

Principal Accountant Fees and Services

The following table summarizes the fees that McGladrey & Pullen, LLP, our registered public accounting firm for 2010 and Caturano and Company, Inc., our registered public accounting firm for 2009, billed to us for each of the last two fiscal years:

Fee Category	2010		2009(1)
Audit Fees(2)	$91,593	(3)	$99,331
Audit-Related Fees (4)	$3,750		$0
Tax Fees(5)	$19,000		$39,000

Total Fees	$114,343		$138,331

(1)          All 2009 fees paid to Caturano and Company, Inc.

(2)          Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.  Audit fees for 2010 include an estimate of amounts agreed to with, but not yet billed by, McGladrey & Pullen, LLP in connection with their audit of our 2010 financial statements.

(3)          $12,985 paid to Caturano and Company, Inc. related to the first and second quarter reviews.

(4)          2010 fees related to preparation for audit of internal controls over financial reporting.

(5)          Tax fees consist of fees for tax compliance and tax planning services. Tax compliance services, which relate to the preparation of corporate tax returns, accounted for all fees paid in 2010 and 2009.

Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our registered public accounting firm during the next 12 months. Any such pre-approval must be detailed as to the particular service or type of services to be provided and must also be generally subject to a maximum dollar amount.

Our audit committee has also delegated to the chairman of the audit committee the authority to approve any audit or non-audit services to be provided to us by our registered public accounting firm. Any approval of services by the chairman of the audit committee pursuant to this delegated authority must be reported on at the next meeting of the audit committee.

Certain Relationships and Related Transactions

No executive officer, director, nominee for election as a director or 5% shareholder of ours, and no associate or affiliate of the foregoing persons, has or has had any material interest, direct or indirect, in any transaction since January 1, 2009 or in any proposed transaction which in either such case has materially affected or will materially affect us.

BOARD RECOMMENDATION

Our board of directors believes that the election of the nominees for Class III directors is in our and our shareholders’ best interests and recommends that the shareholders vote FOR the two nominees, Kevin J. Dunn and Brent Norton, M.D.

PROPOSAL 2

APPROVAL OF SELECTION OF REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has selected McGladrey & Pullen, LLP as our registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2011. Caturano and Company, Inc. (“Caturano”) had audited our financial statements since 2005. During 2010 McGladrey & Pullen, LLP acquired the assets of Caturano and, as a result, on August 20, 2010, Caturano resigned as the independent registered public accounting firm for the Company and, concurrent with such resignation, the Company’s audit committee approved the engagement of McGladrey & Pullen, LLP (“McGladrey”) as the new independent registered public accounting firm for the Company.

The affirmative vote of the holders of a majority of the shares of common stock voting on the matter at the meeting is necessary to approve the selection of McGladrey & Pullen, LLP as our registered public accounting firm and to authorize the audit committee to fix the remuneration to be paid to McGladrey & Pullen, LLP. In the event of a negative vote, the audit committee will reconsider its selection. A representative of McGladrey & Pullen, LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

BOARD RECOMMENDATION

Our board of directors believes that the appointment of McGladrey & Pullen, LLP as our registered public accounting firm for the fiscal year ending December 31, 2011 and the authorization for our audit committee to fix the remuneration to be paid to McGladrey & Pullen, LLP is in our and our shareholders’ best interests and recommends that the shareholders vote FOR this proposal.

OTHER MATTERS

Our board of directors does not know of any other matters that may come before the meeting. However, if any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on our review of copies of reports filed by all of our officers, directors and 10% shareholders who are persons required to file reports pursuant to Section 16(a) of the Exchange Act, or written representations from those reporting persons, we believe that during the fiscal year ended December 31, 2010, all filings required to be made by the reporting persons were timely made in accordance with the requirements of the Exchange Act.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this proxy statement or our annual report or notice of Internet availability of proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call us at the following address or phone number: PLC Systems Inc., Attention: Kendra R. Wisell-Ford, 10 Forge Park, Franklin, MA 02038, (508) 520-2559. If you wish to receive separate copies of our proxy statement, annual report or notice of Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Deadline for Submission of Shareholder Proposals for the 2012 Annual Meeting of Shareholders

Proposals of shareholders intended to be presented at the 2012 Annual Meeting of Shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us no later than December 30, 2011 in order to be included in the proxy statement and form of proxy relating to that meeting.

In addition, if we do not receive notice of a matter or proposal to be considered at the 2012 Annual Meeting of Shareholders by March 15, 2012, persons appointed by the board of directors will be allowed to use their discretionary voting authority with respect to such action or proposal that is raised at the 2012 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. SHAREHOLDERS OF RECORD WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,

Edward H. Pendergast
Chairman of the Board

Franklin, MA
April 22, 2011

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0000104563_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Kevin J. Dunn 02 Brent Norton M.D. PLC SYSTEMS INC. 10 FORGE PARK FRANKLIN, MA 02038 ATTN: KAREN RAUS VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2 Approval of the selection by the Audit Committee of the Board of Directors of McGladrey & Pullen, LLP as the Company's registered public accounting firm for the fiscal year ending December 31, 2011 and to authorize the Audit Committee to fix the remuneration to be paid to McGladrey & Pullen, LLP. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000104563_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com . PLC SYSTEMS INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS 2011 Annual Meeting of Shareholders - June 9, 2011 THE UNDERSIGNED, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of 2010 Annual Meeting of Shareholders and Proxy Statement dated April 22, 2011 in connection with the 2011 Annual Meeting of Shareholders (the "Meeting") of PLC Systems Inc. (the "Company") to be held at 10:00 a.m., Eastern time, on Wednesday, June 9, 2011 at our offices located at 10 Forge Park, Franklin, MA 02038, and hereby appoints Mark R. Tauscher, with full power of substitution, as proxy of the undersigned to act and vote on behalf of the undersigned at the Meeting and at any adjournment thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and, in their discretion, upon any other matters which may properly come before the Meeting or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed by the undersigned. If no direction is made, your shares will not be voted in favor of any particular matter. The undersigned may appoint an individual other than the individuals named above as the proxy of the undersigned to vote the shares of the undersigned at the Meeting in accordance with this proxy by crossing out the names of the individuals listed above and identifying the replacement individual in the following space. Please vote, date and sign on other side and return promptly in the enclosed envelope. Continued and to be signed on reverse side